Exhibit 10.18

EXECUTION VERSION

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of June 11, 2019 (this “Agreement”), among AMCOR LIMITED (ACN 000 017 372), AMCOR FINANCE (USA), INC., AMCOR UK FINANCE PLC, AMCOR PLC (F/K/A ARCTIC JERSEY LIMITED), BEMIS COMPANY, INC. and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is hereby made to the Three-Year Syndicated Facility Agreement dated as of April 30, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), among Amcor Limited (ACN 000 017 372), an Australian public company limited by shares with a registered office at Level 11, 60 City Road, Southbank, Victoria 3006, Australia (“Amcor”), Amcor Finance (USA), Inc., a Delaware corporation (“Amcor US”), Amcor UK Finance plc, a company incorporated under the laws of England and Wales with company registration number 04160806 and its registered office at Amcor Central Services Bristol, 83 Tower Road North, Warmley, Bristol, BS30 8XP, United Kingdom (“Amcor UK” and, together with Amcor and Amcor US, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Foreign Administrative Agent (in such capacities, the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Facility Agreement.

In accordance with clause (i) of Section 4.02(a) of the Facility Agreement, the Availability Date shall not occur unless each of New Amcor and Bemis become a party to the Facility Agreement.  Accordingly, upon execution of this Agreement by Amcor, Amcor US, Amcor UK, New Amcor, Bemis and the Administrative Agent, each of New Amcor and Bemis shall be a party to the Facility Agreement, all references to “Parent” therein shall refer to New Amcor, all references to the “Borrowers” therein shall include a reference to Bemis and any reference to a “Borrower” may refer to Bemis or any other Borrower, and each of New Amcor and Bemis hereby agrees to be bound by all provisions of the Facility Agreement and the other Loan Documents applicable to it as Parent or a Borrower, respectively.

Each of New Amcor and Bemis represents and warrants that (a) the execution, delivery and performance by New Amcor or Bemis, as applicable, of this Agreement are within New Amcor’s or Bemis’, as applicable, organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder or other equityholder action of New Amcor or Bemis, as applicable, and that this Agreement has been duly executed and delivered by New Amcor or Bemis, as applicable, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) the representations and warranties applicable to New Amcor as Parent and the representations and warranties applicable to Bemis as a Borrower, as applicable, set forth in the Facility Agreement are true and correct.

Each of New Amcor and Bemis expressly acknowledges and agrees to the appointment of Amcor US as the Authorized Agent as set forth in Section 9.09(e) of the Facility Agreement, and Amcor US hereby accepts such designation.

Except as expressly supplemented hereby, the Facility Agreement shall remain in full force and effect.

The provisions of Sections 9.09 and 9.10 of the Facility Agreement shall apply mutatis mutandis to this Agreement.

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that none of New Amcor, Bemis or any other Borrower shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Facility Agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile, electronic mail (in .pdf or .tif format) or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

AMCOR LIMITED

by
/s/ Michael Casamento
Name: Michael Casamento
Title: Executive Vice President, Finance and Chief Financial Officer

AMCOR FINANCE (USA), INC.

by
/s/ Robert Mermelstein
Name: Robert Mermelstein
Title: Director

AMCOR UK FINANCE PLC

by
/s/ Graeme Vavasseur
Name: Graeme Vavasseur
Title: Director

AMCOR PLC

by
/s/ Michael Casamento
Name: Michael Casamento
Title: Executive Vice President, Finance and Chief Financial Officer

[Signature Page to Joinder Agreement]

BEMIS COMPANY, INC.

by
/s/ Ian Gibson Wilson
Name: Ian Gibson Wilson
Title: President

[Signature Page to Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

by
/s/ Tasvir Hasan
Name: Tasvir Hasan
Title: Executive Director

[Signature Page to Joinder Agreement]